UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2013

HIGHER ONE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34779	26-3025501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Munson Street
New Haven, CT 06511
(Address of principal executive offices and zip code)

(203) 776-7776
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement;

On May 7, 2013, Higher One, Inc., a subsidiary of Higher One Holdings, Inc. ("Higher One"), entered into an Asset Purchase Agreement with Sallie Mae, Inc. ("Sallie Mae") to purchase substantially all of the assets of Sallie Mae's Campus Solutions division for consideration of approximately $47.25 million in cash.  Higher One, Inc. completed the acquisition on May 7, 2013, and used borrowing available under its senior secured revolving credit facility to pay the purchase price and related transaction costs.  Sallie Mae's Campus Solutions division provides refund disbursement and payment solutions, including tuition payment plans, to education institutions.  A copy of the press release issued by Higher One announcing the acquisition is attached hereto as Exhibit 99.1.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.02.  Results of Operations and Financial Condition

On May 7, 2013, Higher One issued a press release announcing its financial results for the first quarter ended March 31, 2013.  A copy of the press release is attached hereto as Exhibit 99.2.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2013, Higher One's Board of Directors (the "Board") appointed Casey McGuane, age 38, as Chief Operating Officer, effective May 7, 2013.  As of May 7, 2013, Miles Lasater will no longer serve as Chief Operations Officer, but will continue to serve as President of Higher One and will focus his time and efforts on marketing and product innovation.

 From January 2009 until May 7, 2013, Mr. McGuane served as Higher One's Chief Service Officer. From 2005 to 2008, Mr. McGuane served as Higher One's Senior Vice President of Client Operations and, from 2000 to 2005, he served as Higher One's Vice President of Client Operations.  Prior to joining Higher One in 2000, Mr. McGuane was a business manager for SPS, Inc., where he managed regional sales and operations for commercial contracting projects.  Since July 2009, Mr. McGuane has served as a director of the Connecticut Association of Human Services, a not-for-profit organization in Hartford, Connecticut, and has served as vice president of the board since 2012.  Mr. McGuane holds a BA in psychology from the University of Rhode Island.

Mr. McGuane will receive an annual base salary of $300,000 and a target bonus of $150,000, to be earned based on the achievement of annual performance targets for fiscal year 2013 as established by the Compensation Committee of the Board.  Additionally, he will continue to participate in Higher One's equity incentive plan, as determined by the Compensation Committee and as disclosed in Higher One's proxy statement filed with the Securities Exchange Commission (the "SEC").  He will also continue to be entitled to participate in Higher One's health plan and other benefit plans available to employees of Higher One.

Item 7.01.  Regulation FD Disclosure

On May 7, 2013 at 5:00 pm ET, Higher One will host a conference call to discuss first quarter results.  Interested parties, including analysts, investors and the media, may listen live via the internet by logging onto the Investor Relations section of Higher One's website at http://www.higherone.com.

As part of the conference call, Mark Volchek, Chief Executive Officer, and Christopher Wolf, Chief Financial Officer, will present items not previously disclosed in reports filed by Higher One with the SEC.  A copy of the PowerPoint slides that will accompany Higher One's presentation is attached hereto as Exhibit 99.3.

The information in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

 Use of Non-GAAP Financial Measures

The press release, PowerPoint slides and presentation described above include certain metrics presented on a non-GAAP basis, including non-GAAP adjusted EBITDA, non-GAAP adjusted net income, and non-GAAP adjusted net income per share.  Higher One believes that these non-GAAP measures, which exclude amortization of intangibles, stock based compensation, and certain one-time or non-cash impacts to Higher One's results, all net of taxes, provide useful information regarding normalized trends relating to the company's financial condition and results of operations.  Reconciliations of these non-GAAP measures to their closest comparable GAAP measures are included in the press release, PowerPoint slides and presentation.

This Current Report on Form 8-K contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  Management's projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied.  Forward-looking statements may be identified by the use of words such as "expect," "anticipate," "believe," "estimate," "potential," "should" or similar words intended to identify information that is not historical in nature.  Forward-looking statements contained herein include, among others, statements about the expected benefits of the acquisition of Sallie Mae's Campus Solutions business by Higher One and such statements are based on the current beliefs and expectations of Higher One and Sallie Mae's management, as applicable, and are subject to known and unknown risks and uncertainties.  There are a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to Higher One being unable to achieve expected synergies and operating efficiencies in the acquisition within the expected time-frames or at all and to successfully integrate Sallie Mae's Campus Solutions business operations into those of Higher One; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees in the Campus Solutions business at Sallie Mae; the outcome of any legal proceedings that may be instituted against the parties and others related to the acquisition agreement and the amount of the costs, fees, expenses and charges related to the acquisition.  These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this Current Report on Form 8-K or to reflect the occurrence of any unanticipated events.  The forward-looking statements in this Current Report on Form 8-K do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof.   For further information regarding the risks associated with Higher One and Sallie Mae's businesses, please refer to the respective filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K for the most recent fiscal year end, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibits	Description

99.1	Press Release of Higher One Holdings, Inc., dated May 7, 2013

99.2	Press Release of Higher One Holdings, Inc., dated May 7, 2013

99.3	PowerPoint slides, Higher One Holdings, Inc. Q1' 13 Earnings Results, dated May 7, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2013

HIGHER ONE HOLDINGS, INC.

By:  /s/ Mark Volchek
       _____________________________
       Mark Volchek
       Chief Executive Officer

Exhibit Index

Exhibits	Description

99.1	Press Release of Higher One Holdings, Inc., dated May 7, 2013

99.2	Press Release of Higher One Holdings, Inc., dated May 7, 2013

99.3	PowerPoint slides, Higher One Holdings, Inc. Q1' 13 Earnings Results, dated May 7, 2013